UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2011

NORTHPORT NETWORK SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-52728	76-0674579

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite #4200, 601 Union Street

Seattle, Washington 98101

(Address of principal executive offices) (Zip Code)

(206) 652-3451

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant

(a)

Dismissal of Previous Independent Registered Public Accounting Firm

On February 27, 2011, Northport Network Systems, Inc. (the “Company”) dismissed Baker Tilly Hong Kong Limited (“BTHK”), the Company’s independent registered public accounting firm. The Company’s Board of Directors recommended and approved the dismissal. The dismissal is effective February 27, 2011. The engagement period for BTHK was from January 29, 2010 to February 27, 2011.

BTHK’s audit report on the Company’s financial statements for the year ended December 31, 2009 and during the subsequent interim period through February 27, 2011 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports of BTHK for the financial statements of the Company as of December 31, 2009 indicated uncertainty as to the Company’s ability to continue as a going concern because the Company had working capital and stockholders’ deficits.

During the Company’s most recent fiscal year and through the subsequent interim period ending February 27, 2011, (a) there were no disagreements between the Company and BTHK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BTHK, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred.

The Company has provided BTHK with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that BTHK furnish it with a letter, as promptly as possible, addressed to the SEC stating that BTHK agrees with the above statements and if not, stating the respects in which it does not agree. A copy of the letter, dated March 2, 2011, is filed herewith as Exhibit 16.1.

(b)

Engagement of New Independent Registered Public Accounting Firm

On February 27, 2011, the Company’s Board of Directors recommended and approved the engagement of Samuel H. Wong & Co., LLP (“SHWC”) as its new independent registered public accounting firm, effective February 27, 2011.

During the Company’s two most recent fiscal years and through the subsequent interim period to February 27, 2011, the Company has not consulted SHWC regarding (1) the application of accounting principles to a specified transactions (completed or proposed), (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibit

Number

Exhibit Title or Description

16.1

Letter to the SEC from Baker Tilly Hong Kong Limited, dated March 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2011

NORTHPORT NETWORK SYSTEMS, INC

By: /s/ Zhao Yan

Name: Zhao Yan

Chief Executive Officer

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